Prescribed by J. Kenneth Blackwell                  Expedite this form  [X] Yes

     Please obtain fee amount and mailing instructions from the Forms Inventory List (using the 3 digit form # located at the bottom of this form). To obtain the Forms Inventory List or for assistance, please call Customer
     Service:

     Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)

                              CERTIFICATE OF MERGER

     In accordance with the requirements of Ohio law, the undersigned corporations, banks, savings banks, savings and loan, limited liability companies, limited partnerships and/or partnerships with limited liability, desiring to effect a merger, set forth the following facts:

I.   Surviving Entity

     A. The name of the entity surviving the merger is:
         ISG RESOURCES, INC.

     B. Name Change: As a result of this merger, the name of the surviving entity has been changed to the following:

     C. The surviving entity is a: (Please check the appropriate box and fill in the appropriate blanks)

    [ ]   Domestic (Ohio) for-profit corporation, charter number _____________

    [ ]   Domestic (Ohio) non-profit corporation, charter number _____________

    [X]    oreign  (Non-Ohio)  corporation  incorporated  under  the laws of the state/country of _Utah_ and licensed to transact business in the State of Ohio under license number _1032651_

    [ ] Foreign (Non-Ohio) corporation incorporated under the laws of the state/country of ______ and NOT licensed to transact business in the State of Ohio

    [ ]   Domestic (Ohio) limited liability  company,  with registration  number
          ________

    [ ] Foreign (Non-Ohio) limited liability company organized under the laws of the state/country of ________ and registered to do business in the State of Ohio under registration number ____________

    [ ] Foreign (Non-Ohio) limited liability company organized under the laws of the state/country of ________ and NOT registered to do business in the State of Ohio.

    [ ]   Domestic (Ohio) limited partnership, with registration number _____.

    [ ] Foreign (Non-Ohio) limited partnership organized under the laws of the state/country of _________ and registered to do business in the State of Ohio under registration number _______.

    [ ] Foreign (Non-Ohio) limited partnership organized under the laws of the state/country of _________ and NOT registered to do business in the State of Ohio.

    [ ]   Domestic  (Ohio)  partnership  having  limited  liability,   with  the
          registration number ___________.

    [ ] Foreign (Non-Ohio) partnership having limited liability organized under the laws of the state/country of _________ and registered to business in the state of Ohio under the registration number
          _____________.

II.  Merging Entities

     The name, charger/license/registration number, type of entity, state/country of incorporation or organization, respectively, of which is a party to the merger are as follows: (If this is insufficient space to reflect all merging entities, please attach a separate sheet listing the merging entities.)

         Name                       State/Country of Organization Type of Entity

         ISG Resources, Inc.        Utah                          Corporation
         Irvine Fly Ash, Inc.       Ohio                          Corporation
         Mineral Specialties, Inc.  Montana                       Corporation

III. Merger Agreement on File

     The name and mailing address of the person or entity from whom/which eligible persons may obtain a copy of the agreement of merger upon written request:

         ISG Resources, Inc.                   136 East South Temple, Suite 1300
                     Attn: Curtis Brown               (street and number)
                       (name)

                     Salt Lake City                Utah               84111
              (city, village or township)        (state)            (zip code)

IV.  Effective Date of Merger

     This merger is to be effective on: _July 31, 1999_ (if a date is specified, the date must be a date on or after the date of filing; the effective date of the merger cannot be earlier than the date of filing, if no date is specified, the date of filing will be the effective date of the merger).

V.   Merger Authorized

     The laws of the state or country under which each constituent entity exists, permits this merger. This merger was adopted, approved and authorized by each of the constituent entities in compliance with the laws of the state under which it is organized, and the persons signing this certificate on behalf of the constituent entities are duly authorized to do so.

IV.  Statutory Agent

     The name and address of the surviving entity's statutory agent upon whom any process, notice or demand may be served is:

            ________________________           ________________________________
                     (name)                          (street and number)

          ________________________, Ohio       ________________________________
           (city, village or township)                    (zip code)

     (This item MUST be completed if the surviving entity is a foreign entity which is not licensed, registered or otherwise authorized to conduct business in the state of Ohio.)

Acceptance of Agent

     The  undersigned,  named  herein  as the  statutory  agent  for  the  above
     referenced   surviving   entity,   hereby   acknowledges  and  accepts  the
     appointment of statutory agent for said entity.

                                                              /s/
                                                             ------------------
                                                             Signature of Agent

     (The acceptance of agent must be completed by domestic surviving entities if through this merger the statutory agent for the surviving entity has changed or the named agent differs in any way from the name currently on record with the Secretary of State.)

VII. Statement of Merger

     Upon filing, or upon such later date as specified herein, the merging entity/entities listed herein shall merge into the listed surviving entity.

VIII.Amendments

     The articles of incorporation, articles of organization, certificate of limited partnership or registration of partnership having limited liability (circle appropriate term) of the surviving domestic entity have been amended. Please see attached "Exhibit A." (Please note, if there will be no change please state "no change").

IX.  Qualification or Licensure of Foreign Surviving Entity

     A. The listed surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability desires to transact business in Ohio as a foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability, and hereby appoints the following as its statutory agent upon whom process, notice or demand against the entity may be served in the state of Ohio. The name and complete address of the statutory agent is:

            _________________________            ______________________________
                     (name)                            (street and number)

          ________________________, Ohio         _______________________________
           (city, village or township)                     (zip code)

     The subject surviving foreign corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability irrevocably consents to service of process on the statutory agent listed above as long as the authority of the agent continues, and to service of process upon the Secretary of State of Ohio if the agent cannot be found, if the corporation, bank, savings bank, savings and loan, limited liability company, limited partnership, or partnership having limited liability fails to designate another agent when required to do so, or if the foreign corporation's, bank's, savings bank's, savings and loan's, limited liability company's, limited partnership's, or partnership having limited liability's license or registration to do business in Ohio expires or is canceled.

     B. The qualifying entity also states as follows: (Complete only if applicable)

         1. Foreign Notice Under Section 1703.031
         (If the qualifying entity is a foreign bank, savings bank, or savings and loan, then the following information must be completed.)

                  a. The name of the Foreign Nationally/Federally charted bank, savings bank, or savings and loan association is __________.

                  b.  The  name(s)  of  any  Trade   Name(s)   under  which  the
                  corporation will conduct business:
                    _____________________________________.

                  c. The location of the main office (non-Ohio) shall be:

                    __________________________________________________-
                                                (street address)

                  __________________________    _______     _______    ________
                 (city, township or village)    (county)    (state)   (zip code)


                  d. The principal office location in the state of Ohio shall be:

                    _______________________________
                               (street address)

                    _________________________    ________    _______   _________
                   (city, township or village)   (county)    (state)  (zip code)


                  (Please note, if there will not be an office in the state of Ohio, please list none.)

                  e. The corporation will exercise the following purpose(s) in the state of Ohio: (Please provide a brief summary of the business to be conducted; a general clause is not sufficient)
                   _________________________________________

         2. Foreign Qualifying Limited Liability Company

         (If the qualifying entity is a foreign limited liability company, the following information must be completed.)

                  a. The name of the limited liability company in its state of organization/registration is _______________________________

                  b. The name under which the limited  liability company desires
                  to       transact        business       in       Ohio       is
                  _______________________________

                  c. The limited  liability  company was organized or registered
                  on  ___________   under  the  laws  of  the  state/country  of
                  ___________

                  d. The address to which interested persons may direct requests for copies of the articles of organization, operating agreement, bylaws, or other chart documents of the company is:

                    _____________________________________
                                 (street address)

                    _______________________       ________           __________
                    (city, township or village)    (state)           (zip code)


         3. Foreign Qualifying Limited Partnership

         (If the qualifying entity is a foreign limited partnership, the following information must be completed).

                  a.    The    name    of    the    limited    partnership    is
                  _____________________

                  b. The limited partnership was formed on ____________________

                  c. The address of the office of the limited partnership in its state/country of organization is:

                    ________________________________________
                                  (street address)

                    _________________________     ________   ______    ________
                   (city, township or village)   (county)   (state)   (zip code)


                  d. The limited partnership's principal office address is:

                         ________________________________________
                                  (street address)

                    _________________________     ________   ______    ________
                   (city, township or village)   (county)   (state)   (zip code)



                  e. The names and business or residence addresses of the General partners of the partnerships are as follows:

                     Name                                   Address
                    _____________________               _______________________

                  (If  insufficient  space to cover this item,  please  attach a
                  separate   sheet  listing  the  general   partners  and  their
                  respective addresses)

                  f. The address of the office where a list of the names and business or residence addresses of the limited partners and their respective capital contributions is to be maintained is:

                    ________________________________________
                                  (street address)

                    _________________________     ________   ______    ________
                   (city, township or village)   (county)   (state)   (zip code)

                  The  limited   partnership  hereby  certifies  that  it  shall
                  maintain said records until the registration of the limited partnership in Ohio is canceled or withdrawn.

         4. Foreign Qualifying Partnership Having Limited Liability

                  a.    The    name    of    the     partnership     shall    be
                  ________________________

                  b. Please complete the following appropriate section (either item b1 or b2):

                           1. The address of the partnership's principal office in Ohio is:

                             __________________________________________
                                        (street name and number)

                             _____________________, Ohio     ___________
                             (city, township or village)       (zip code)


                           (If the partnership does not have a principal office in Ohio, then items b2 and item c must be completed)

                           2. The address of the partnership's principal office (Non-Ohio):

                               _______________________________________
                                        (street address)

                              _______________________     ______       ________
                             (city, township or village) (state)      (zip code)


                  c. The name and address of a statutory agent for service of process in Ohio is as follows:

                    _______________________     ______________________________
                               (name)                (street address)

                    _________________________, Ohio         ________________
                       (city, township or village)           (zip code)


                  d. Please indicate the state or jurisdiction in which the Foreign Limited Liability Partnership has been formed
                        ____________________________________

                  e. The business which the partnership engages in is:
                     ________________________________________________

     The undersigned constituent entities have caused this certificate of merger to be signed by its duly authorized officers, partners and representatives on the date(s) stated below.

     ISG Resources, Inc.                        Irvine Fly Ash, Inc.
     ------------------                         --------------------
     (Exact name of entity)                     (Exact name of entity)

     By:  /s/ Brett A. Hickman                  By:  /s/ Brett A. Hickman
        -----------------------                      ----------------------
     Its:  Brett A. Hickman, Sr. V.P.           Its:  Brett A. Hickman, Sr. V.P.
           & Secretary                                & Secretary
     Date: ______________________               Date: ______________________


     Mineral Specialties, Inc.
     ------------------------
     (Exact name of entity)

     By:  /s/ Brett A. Hickman
          --------------------
     Its:  Brett A. Hickman, Sr. V.P. & Secretary
     Date: ______________________